UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported):  September 23, 2002

 HORIZON OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23653	76-487309
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(713) 361-2600

(Registrant's telephone number, including area code)

Item 5.	Other Events.

On September 23, 2002, Horizon Offshore, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Exhibits

(a)	Exhibits.

99

Press release issued by Horizon Offshore, Inc. on September 23, 2002, announcing that one of its vessels, the lay barge Lone Star Horizon, suffered moderate damage due to a fire while at anchor off Ciudad Del Carmen, Mexico.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.

By: /s/ David W. Sharp
David W. Sharp
Executive Vice President and
Chief Financial Officer

Dated:  September 23, 2002